UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2013

BBCN Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (213) 639-1700

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 7, 2013, BBCN issued a press release announcing the appointment of Daniel Kim as Executive Vice President and Chief Planning Officer effective November 25, 2013. A copy of the November 7, 2013 press release is attached hereto as Exhibit 99.1.

The information included in this report pursuant to Item 8.01 of Form 8-K (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated November 7, 2013 announcing the appointment of Daniel Kim as Executive Vice President and Chief Planning Officer.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBCN Bancorp, Inc. (Registrant)
November 7, 2013 (Date)	/s/ KEVIN S. KIM Kevin S. Kim Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated November 7, 2013 announcing the appointment of Daniel Kim as Executive Vice President and Chief Planning Officer.